Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED STATEMENT OF OPERATIONS

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues	20,878				20,878	23,103	27,847	27,218	29,125	107,293
Equity in earnings of affiliates	365				365	516	648	499	464	2,127
Net gain on dispositions	1				1	1	—	18	1	20
Other income	—				—	38	23	36	22	119
Total Revenues and Other Income	21,244				21,244	23,658	28,518	27,771	29,612	109,559

Costs and Expenses
Purchased crude oil and products	18,440				18,440	21,055	24,554	23,806	26,114	95,529
Operating expenses	1,341				1,341	1,307	1,165	1,206	1,396	5,074
Selling, general and administrative expenses	319				319	366	408	416	491	1,681
Depreciation and amortization	342				342	331	334	336	340	1,341
Impairments	3,006				3,006	1	2	853	5	861
Taxes other than income taxes	157				157	128	97	105	79	409
Accretion on discounted liabilities	6				6	6	5	6	6	23
Interest and debt expense	111				111	119	115	109	115	458
Foreign currency transaction (gains) losses	—				—	5	9	(9)	—	5
Total Costs and Expenses	23,722				23,722	23,318	26,689	26,828	28,546	105,381
Income (loss) before income taxes	(2,478)				(2,478)	340	1,829	943	1,066	4,178
Income tax expense (benefit)	(51)				(51)	70	325	150	256	801
Net Income (Loss)	(2,427)				(2,427)	270	1,504	793	810	3,377
Less: net income attributable to noncontrolling interests	69				69	66	80	81	74	301
Net Income (Loss) Attributable to Phillips 66	(2,496)				(2,496)	204	1,424	712	736	3,076

Net Income (Loss) Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	(5.66)				(5.66)	0.44	3.13	1.58	1.65	6.80
Diluted	(5.66)				(5.66)	0.44	3.12	1.58	1.64	6.77

Weighted-Average Common Shares Outstanding (thousands)
Basic	441,345				441,345	457,599	453,681	449,005	445,332	451,364
Diluted	441,345				441,345	459,289	455,585	451,001	447,835	453,888

Effective tax rate (%)	2.1%				2.1%	20.6%	17.8%	15.9%	24.0%	19.2%
Adjusted effective tax rate (%)	4.4%				4.4%	20.7%	20.2%	20.6%	23.6%	21.1%

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	(702)				(702)	316	423	(460)	405	684
Chemicals	169				169	227	275	227	150	879
Refining	(2,261)				(2,261)	(198)	983	856	345	1,986
Marketing and Specialties	513				513	205	353	498	377	1,433
Corporate and Other	(197)				(197)	(210)	(205)	(178)	(211)	(804)
Income (loss) before income taxes	(2,478)				(2,478)	340	1,829	943	1,066	4,178
Less: income tax expense (benefit)	(51)				(51)	70	325	150	256	801
Net Income (Loss)	(2,427)				(2,427)	270	1,504	793	810	3,377
Less: net income attributable to noncontrolling interests	69				69	66	80	81	74	301
Net Income (Loss) Attributable to Phillips 66	(2,496)				(2,496)	204	1,424	712	736	3,076

RECONCILIATION OF ADJUSTED INCOME BEFORE INCOME TAXES BY SEGMENT TO
ADJUSTED NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	200				200	203	245	248	250	946
NGL and Other	179				179	90	143	169	120	522
DCP Midstream	81				81	23	35	23	35	116
Total Midstream	460				460	316	423	440	405	1,584
Chemicals	193				193	227	275	269	173	944
Refining
Atlantic Basin/Europe	(196)				(196)	(7)	258	279	61	591
Gulf Coast	(173)				(173)	(118)	222	184	76	364
Central Corridor	223				223	56	520	408	333	1,317
West Coast	(255)				(255)	(150)	(17)	(32)	(125)	(324)
Total Refining	(401)				(401)	(219)	983	839	345	1,948
Marketing and Specialties
Marketing and Other	434				434	138	294	440	237	1,109
Specialties	54				54	67	59	58	50	234
Total Marketing and Specialties	488				488	205	353	498	287	1,343
Corporate and Other	(197)				(197)	(210)	(205)	(178)	(211)	(804)
Adjusted income before income taxes	543				543	319	1,829	1,868	999	5,015
Less: adjusted income tax expense	24				24	66	370	385	236	1,057
Adjusted Net Income	519				519	253	1,459	1,483	763	3,958
Less: adjusted net income attributable to noncontrolling interests	69				69	66	80	81	74	301
Adjusted Net Income Attributable to Phillips 66	450				450	187	1,379	1,402	689	3,657

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT
AND NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Impairments	(1,161)				(1,161)	—	—	(853)	—	(853)
Impairments by equity affiliates	—				—	—	—	(47)	—	(47)
Lower-of-cost-or-market inventory adjustments	(1)				(1)	—	—	—	—	—
Total Midstream	(1,162)				(1,162)	—	—	(900)	—	(900)

Chemicals
Lower-of-cost-or-market inventory adjustments	(24)				(24)	—	—	(42)	(23)	(65)
Total Chemicals	(24)				(24)	—	—	(42)	(23)	(65)

Refining
Impairments	(1,845)				(1,845)	—	—	—	—	—
Pending claims and settlements	—				—	21	—	—	—	21
Lower-of-cost-or-market inventory adjustments	(15)				(15)	—	—	—	—	—
Asset dispositions	—				—	—	—	17	—	17
Total Refining	(1,860)				(1,860)	21	—	17	—	38

Marketing and Specialties
Pending claims and settlements	37				37	—	—	—	—	—
Certain tax impacts	—				—	—	—	—	90	90
Lower-of-cost-or-market inventory adjustments	(12)				(12)	—	—	—	—	—
Total Marketing and Specialties	25				25	—	—	—	90	90

Corporate and Other	—				—	—	—	—	—	—

Total Special Items (Pre-tax)	(3,021)				(3,021)	21	—	(925)	67	(837)

Less: Income Tax Expense (Benefit)
Tax impact of pre-tax special items*	(75)				(75)	4	—	(235)	17	(214)
Other tax impacts	—				—	—	(45)	—	3	(42)
Total Income Tax Expense (Benefit)	(75)				(75)	4	(45)	(235)	20	(256)

Less: Income (Loss) Attributable to Noncontrolling Interests	—				—	—	—	—	—	—

Total Phillips 66 Special Items (After-tax)	(2,946)				(2,946)	17	45	(690)	47	(581)
* We generally tax effect taxable U.S.-based special items using a combined federal and state annual statutory income tax rate of approximately 25%. Taxable special items attributable to foreign locations likewise use a local statutory income tax rate. Nontaxable events reflect zero income tax. These events include, but are not limited to, most goodwill impairments, transactions legislatively exempt from income tax, transactions related to entities for which we have made an assertion that the undistributed earnings are permanently reinvested, or transactions occurring in jurisdictions with a valuation allowance.

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY BUSINESS LINES/REGIONS

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	—				—	—	—	—	—	—
NGL and Other	—				—	—	—	—	—	—
DCP Midstream	(1,162)				(1,162)	—	—	(900)	—	(900)
Total Midstream	(1,162)				(1,162)	—	—	(900)	—	(900)

Refining
Atlantic Basin/Europe	(441)				(441)	—	—	17	—	17
Gulf Coast	(670)				(670)	—	—	—	—	—
Central Corridor	(450)				(450)	21	—	—	—	21
West Coast	(299)				(299)	—	—	—	—	—
Total Refining	(1,860)				(1,860)	21	—	17	—	38

Marketing and Specialties
Marketing and Other	37				37	—	—	—	90	90
Specialties	(12)				(12)	—	—	—	—	—
Total Marketing and Specialties	25				25	—	—	—	90	90

CASH FLOW INFORMATION

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income (loss)	(2,427)				(2,427)	270	1,504	793	810	3,377
Depreciation and amortization	342				342	331	334	336	340	1,341
Impairments	3,006				3,006	1	2	853	5	861
Accretion on discounted liabilities	6				6	6	5	6	6	23
Deferred income taxes	(47)				(47)	179	74	(138)	68	183
Undistributed equity earnings	(4)				(4)	95	(139)	19	(118)	(143)
Net gain on dispositions	(1)				(1)	(1)	—	(18)	(1)	(20)
Other	(139)				(139)	42	(101)	(38)	113	16
Net working capital changes	(519)				(519)	(1,401)	251	(151)	471	(830)
Net Cash Provided by (Used in) Operating Activities	217				217	(478)	1,930	1,662	1,694	4,808

Cash Flows From Investing Activities
Capital expenditures and investments	(923)				(923)	(1,097)	(631)	(867)	(1,278)	(3,873)
Return of investments in equity affiliates	38				38	21	14	20	16	71
Proceeds from asset dispositions	1				1	82	1	1	2	86
Advances/loans—related parties	(8)				(8)	—	(95)	—	(3)	(98)
Collection of advances/loans—related parties	—				—	—	95	—	—	95
Other	15				15	(18)	42	—	7	31
Net Cash Used in Investing Activities	(877)				(877)	(1,012)	(574)	(846)	(1,256)	(3,688)

Cash Flows From Financing Activities
Issuance of debt	1,199				1,199	725	135	898	25	1,783
Repayment of debt	(7)				(7)	(592)	(5)	(407)	(303)	(1,307)
Issuance of common stock	6				6	8	1	6	17	32
Repurchase of common stock	(443)				(443)	(344)	(455)	(439)	(412)	(1,650)
Dividends paid on common stock	(396)				(396)	(364)	(406)	(402)	(398)	(1,570)
Distributions to noncontrolling interests	(61)				(61)	(56)	(61)	(59)	(65)	(241)
Net proceeds from issuance of Phillips 66 Partners LP common units	2				2	32	10	91	40	173
Other	(24)				(24)	307	(6)	(19)	(13)	269
Net Cash Provided by (Used in) Financing Activities	276				276	(284)	(787)	(331)	(1,109)	(2,511)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(9)				(9)	8	(3)	(36)	17	(14)

Net Change in Cash and Cash Equivalents	(393)				(393)	(1,766)	566	449	(654)	(1,405)
Cash and cash equivalents at beginning of period	1,614				1,614	3,019	1,253	1,819	2,268	3,019
Cash and Cash Equivalents at End of Period	1,221				1,221	1,253	1,819	2,268	1,614	1,614

CAPITAL PROGRAM

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	580				580	419	359	524	567	1,869
Chemicals	—				—	—	—	—	—	—
Refining	245				245	194	197	254	356	1,001
Marketing and Specialties	25				25	19	23	34	298	374
Corporate and Other	50				50	43	52	55	56	206
Adjusted Capital Spending	900				900	675	631	867	1,277	3,450
Capital expenditures and investments funded by certain joint venture partners (Midstream)	23				23	422	—	—	1	423
Consolidated Capital Expenditures and Investments	923				923	1,097	631	867	1,278	3,873

Proportional Share of Selected Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)	46				46	150	128	77	117	472
CPChem (Chemicals)	126				126	103	72	77	130	382
WRB (Refining)	37				37	37	44	54	40	175
Selected Equity Affiliates	209				209	290	244	208	287	1,029
* Represents Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem) and WRB Refining LP (WRB).

MIDSTREAM

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Transportation	200				200	203	245	248	250	946
NGL and Other	179				179	90	143	169	120	522
DCP Midstream	(1,081)				(1,081)	23	35	(877)	35	(784)
Income (Loss) before Income Taxes	(702)				(702)	316	423	(460)	405	684

Adjusted EBITDA*
PSXP**	312				312	274	307	313	336	1,230
Other Midstream	193				193	133	197	223	155	708
Transportation and NGL and Other	505				505	407	504	536	491	1,938
DCP Midstream	139				139	67	81	79	96	323
Adjusted EBITDA	644				644	474	585	615	587	2,261
* See reconciliation of income (loss) before income taxes to adjusted EBITDA.
** Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

Equity in Earnings (Losses) of Affiliates
Transportation	98				98	103	124	128	128	483
NGL and Other	51				51	51	53	51	48	203
DCP Midstream	80				80	23	34	(23)	34	68
Total	229				229	177	211	156	210	754

Depreciation and Amortization*
Transportation	38				38	36	37	40	39	152
NGL and Other	39				39	37	38	38	39	152
DCP Midstream	—				—	—	—	—	—	—
Total	77				77	73	75	78	78	304
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Transportation	188				188	172	173	183	196	724
NGL and Other	68				68	128	76	76	83	363
DCP Midstream	—				—	—	—	—	—	—
Total	256				256	300	249	259	279	1,087
* Excludes operating and SG&A expenses of all equity affiliates.

Transportation Volumes (MB/D)
Pipelines*	3,178				3,178	3,176	3,417	3,443	3,544	3,396
Terminals**	3,148				3,148	3,063	3,261	3,381	3,548	3,315
* Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment.
** Terminals include Bayway and Ferndale crude oil rail rack volumes.

PSX Other Volumes
NGL Fractionated (MB/D)*	198				198	234	232	203	227	224
* Excludes DCP Midstream.

100% DCP Midstream, LLC Results
Net Income (Loss) Attributable to Owners	50				50	45	68	(47)	12	78

Depreciation and Amortization	99				99	103	101	100	100	404

Operating and SG&A Expenses	202				202	246	257	257	267	1,027

Net Interest Expense*	78				78	70	75	79	84	308
* Net of interest income.

Capital Expenditures and Investments	92				92	300	256	154	233	943

Selected DCP Operating Statistics
Wellhead Volume (Bcf/D)	5.0				5.0	5.0	4.9	5.0	5.0	5.0
NGL Production (MB/D)	396				396	428	423	409	409	417

Weighted-Average NGL Price*
DCP Midstream ($/gal)	0.39				0.39	0.60	0.51	0.44	0.50	0.51
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.

MLP Distributions*
GP Distribution from PSXP to Phillips 66**	—				—	69	70	—	—	139
LP Distribution from PSXP to Phillips 66	148				148	58	58	147	149	412
GP Distribution from DCP Midstream, LP to DCP Midstream***	—				—	43	43	43	—	129
LP Distribution from DCP Midstream, LP to DCP Midstream***	****				****	41	41	41	92	215
* Cash distributions declared attributable to general partner interest, common unit ownership and incentive distribution rights (IDRs). These distributions are eliminated in the respective sponsors consolidated financial statements.

** On August 1, 2019, PSXP eliminated its IDRs and 2% economic general partner interest, therefore, no distributions were made to the general partner interest after August 1, 2019.
*** Represents 100% of DCP Midstream's distributions from DCP Midstream, LP. On November 6, 2019, DCP Partners completed a transaction to eliminate all general partner economic interests in DCP Partners and IDRs, therefore, no distributions were made to the general partner interest after November 6, 2019.

**** Pending DCP Midstream release.

MIDSTREAM (continued)

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Income (Loss) before Income Taxes to Adjusted EBITDA
Income (loss) before income taxes	(702)				(702)	316	423	(460)	405	684
Plus:
Depreciation and amortization	77				77	73	75	78	78	304
EBITDA	(625)				(625)	389	498	(382)	483	988

Special Item Adjustments (pre-tax):
Impairments	1,161				1,161	—	—	853	—	853
Impairments by equity affiliates	—				—	—	—	47	—	47
Lower-of-cost-or-market inventory adjustments	1				1	—	—	—	—	—
EBITDA, Adjusted for Special Items	537				537	389	498	518	483	1,888

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	39				39	30	30	36	39	135
Proportional share of selected equity affiliates depreciation and amortization	68				68	55	57	61	65	238
Adjusted EBITDA	644				644	474	585	615	587	2,261

Adjusted EBITDA by Business Line
100% PSXP Results
Income before income taxes	227				227	199	234	238	255	926
Plus:
Net interest expense	28				28	27	26	25	27	105
Depreciation and amortization	30				30	29	29	30	32	120
EBITDA	285				285	255	289	293	314	1,151

Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	9				9	7	6	7	7	27
Proportional share of selected equity affiliates depreciation and amortization	18				18	12	12	13	15	52
Adjusted EBITDA*	312				312	274	307	313	336	1,230
* Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

MIDSTREAM (continued)

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Total Transportation and NGL and Other
Income before income taxes	379				379	293	388	417	370	1,468
Plus:
Depreciation and amortization	77				77	73	75	78	78	304
EBITDA*	456				456	366	463	495	448	1,772

Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	17				17	15	14	14	15	58
Proportional share of selected equity affiliates depreciation and amortization	32				32	26	27	27	28	108
Adjusted EBITDA*	505				505	407	504	536	491	1,938
* Includes PSXP results. Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

DCP Midstream
Income (loss) before income taxes	(1,081)				(1,081)	23	35	(877)	35	(784)
Plus:
None	—				—	—	—	—	—	—
EBITDA	(1,081)				(1,081)	23	35	(877)	35	(784)

Special Item Adjustments (pre-tax):
Impairments	1,161				1,161	—	—	853	—	853
Impairments by equity affiliates	—				—	—	—	47	—	47
Lower-of-cost-or-market inventory adjustments	1				1	—	—	—	—	—
EBITDA, Adjusted for Special Items	81				81	23	35	23	35	116

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	22				22	15	16	22	24	77
Proportional share of selected equity affiliates depreciation and amortization	36				36	29	30	34	37	130
Adjusted EBITDA*	139				139	67	81	79	96	323
* Proportional share of selected equity affiliates is net of noncontrolling interests.

CHEMICALS

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	169				169	227	275	227	150	879

Equity in Earnings of Affiliate	166				166	225	274	224	147	870

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings
Olefins and Polyolefins	354				354	434	525	417	262	1,638
Specialties, Aromatics and Styrenics	9				9	49	70	73	70	262
Corporate and Other	(26)				(26)	(34)	(36)	(34)	(36)	(140)
Total	337				337	449	559	456	296	1,760

Income (Loss) before Income Taxes
Olefins and Polyolefins	360				360	446	536	430	266	1,678
Specialties, Aromatics and Styrenics	10				10	57	78	78	74	287
Corporate and Other	(26)				(26)	(34)	(36)	(33)	(36)	(139)
Total	344				344	469	578	475	304	1,826

Depreciation and Amortization	148				148	146	139	140	150	575

Net Interest Expense*	16				16	20	17	19	16	72
* Net of interest income.

Investing Cash Flows—Outflows/(Inflows)
Capital Expenditures and Investments	252				252	206	144	153	260	763
Advance Repayments from Equity Companies	(21)				(21)	(26)	(28)	(9)	—	(63)
Return of Investments from Equity Companies	(25)				(25)	—	—	—	—	—

Olefins and Polyolefins Capacity Utilization (%)	98%				98%	98%	95%	97%	97%	97%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	19.65				19.65	22.44	19.14	23.86	25.24	22.67
HDPE Blow Molding, Domestic Spot (cents/lb)	40.00				40.00	52.67	51.08	45.42	41.17	47.58

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	8.99				8.99	16.43	11.89	9.46	11.81	12.30
HDPE Blow Molding, Total Cash Cost (cents/lb)	32.89				32.89	35.46	31.97	36.68	38.15	35.56

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	17.77				17.77	23.23	26.36	23.14	16.45	22.39
* Source: IHS, Inc.

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA
Income before income taxes	169				169	227	275	227	150	879
Plus:
None	—				—	—	—	—	—	—
EBITDA	169				169	227	275	227	150	879

Special Item Adjustments (pre-tax):
Lower-of-cost-or-market inventory adjustments	24				24	—	—	42	23	65
EBITDA, Adjusted for Special Items	193				193	227	275	269	173	944

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	13				13	22	24	23	10	79
Proportional share of selected equity affiliates net interest	9				9	13	8	10	9	40
Proportional share of selected equity affiliates depreciation and amortization	103				103	105	106	104	100	415
Adjusted EBITDA	318				318	367	413	406	292	1,478

REFINING

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Atlantic Basin/Europe	(637)				(637)	(7)	258	296	61	608
Gulf Coast	(843)				(843)	(118)	222	184	76	364
Central Corridor	(227)				(227)	77	520	408	333	1,338
West Coast	(554)				(554)	(150)	(17)	(32)	(125)	(324)
Income (Loss) before Income Taxes	(2,261)				(2,261)	(198)	983	856	345	1,986

Income (Loss) before Income Taxes ($/BBL)
Atlantic Basin/Europe	(15.41)				(15.41)	(0.17)	5.04	5.93	1.16	3.11
Gulf Coast	(13.16)				(13.16)	(1.80)	2.88	2.46	1.00	1.24
Central Corridor	(9.72)				(9.72)	3.22	19.81	15.26	12.61	12.95
West Coast	(19.87)				(19.87)	(4.89)	(0.52)	(0.93)	(3.89)	(2.49)
Worldwide	(14.44)				(14.44)	(1.22)	5.25	4.60	1.84	2.75

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	2.38				2.38	7.76	10.85	11.48	7.06	9.33
Gulf Coast	6.76				6.76	5.44	8.20	8.34	7.45	7.42
Central Corridor	13.50				13.50	10.23	17.84	15.99	14.92	14.91
West Coast	4.80				4.80	6.25	9.94	10.11	10.22	9.18
Worldwide	7.11				7.11	7.23	11.37	11.18	9.50	9.91
* See note on the use of non-GAAP measures. Also, reconciliations of income (loss) before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Equity in Earnings (Losses) of Affiliates
Atlantic Basin/Europe	(2)				(2)	(3)	(3)	(3)	(2)	(11)
Gulf Coast	1				1	—	(2)	1	(1)	(2)
Central Corridor	(51)				(51)	84	133	69	45	331
West Coast	—				—	—	—	—	—	—
Total	(52)				(52)	81	128	67	42	318

Depreciation and Amortization*
Atlantic Basin/Europe	51				51	50	49	49	50	198
Gulf Coast	71				71	67	68	66	67	268
Central Corridor	34				34	33	34	34	34	135
West Coast	65				65	62	63	66	62	253
Total	221				221	212	214	215	213	854
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Atlantic Basin/Europe	207				207	240	211	218	233	902
Gulf Coast	499				499	382	330	352	408	1,472
Central Corridor	142				142	146	141	131	154	572
West Coast	293				293	254	257	290	373	1,174
Total	1,141				1,141	1,022	939	991	1,168	4,120
* Excludes operating and SG&A expenses of all equity affiliates.

Turnaround Expense, included in Operating and SG&A Expenses*
Atlantic Basin/Europe	16				16	20	13	17	15	65
Gulf Coast	240				240	90	29	44	94	257
Central Corridor	15				15	25	8	9	10	52
West Coast	58				58	13	17	50	113	193
Total	329				329	148	67	120	232	567
* Excludes turnaround expense of all equity affiliates.

Taxes Other than Income Taxes, excluding Excise Taxes
Atlantic Basin/Europe	19				19	15	11	12	14	52
Gulf Coast	37				37	23	16	23	11	73
Central Corridor	17				17	13	10	10	7	40
West Coast	31				31	24	21	23	17	85
Total	104				104	75	58	68	49	250

Foreign Currency Gains (Losses) Pre-Tax	1				1	(5)	(7)	10	2	—

Refining—Equity Affiliate Information
Equity in earnings (losses) of affiliates	(52)				(52)	81	128	67	42	318
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(156)				(156)	(277)	(309)	(273)	(237)	(1,096)
Equity affiliate-related expenses not included in Realized Refining Margins	(208)				(208)	(196)	(181)	(206)	(195)	(778)
Regional Totals
Atlantic Basin/Europe	(11)				(11)	(13)	(14)	(7)	—	(34)
Gulf Coast	2				2	—	(2)	1	(1)	(2)
Central Corridor	(199)				(199)	(183)	(165)	(200)	(194)	(742)
Total	(208)				(208)	(196)	(181)	(206)	(195)	(778)
* Other costs associated with equity affiliates which do not flow through equity earnings.

REFINING (continued)

	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Income (Loss) before Income Taxes to Adjusted EBITDA ($ Millions)
Income (loss) before income taxes	(2,261)				(2,261)	(198)	983	856	345	1,986
Plus:
Depreciation and amortization	221				221	212	214	215	213	854
EBITDA	(2,040)				(2,040)	14	1,197	1,071	558	2,840

Special Item Adjustments (pre-tax):
Impairments	1,845				1,845	—	—	—	—	—
Pending claims and settlements	—				—	(21)	—	—	—	(21)
Lower-of-cost-or-market inventory adjustments	15				15	—	—	—	—	—
Asset dispositions	—				—	—	—	(17)	—	(17)
EBITDA, Adjusted for Special Items	(180)				(180)	(7)	1,197	1,054	558	2,802

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	—	—	1	(1)	—
Proportional share of selected equity affiliates net interest	—				—	(1)	(1)	(1)	—	(3)
Proportional share of selected equity affiliates depreciation and amortization	78				78	71	69	70	71	281
Adjusted EBITDA	(102)				(102)	63	1,265	1,124	628	3,080

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	437				437	427	519	509	531	497
Total Processed Inputs (MB/D)	454				454	463	562	542	574	536
Crude Oil Capacity Utilization (%)	81%				81%	80%	97%	95%	99%	92%
Clean Product Yield (%)	83%				83%	86%	88%	87%	90%	88%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	645				645	654	757	729	759	725
Total Processed Inputs (MB/D)	704				704	727	849	815	827	805
Crude Oil Capacity Utilization (%)	84%				84%	85%	99%	95%	99%	95%
Clean Product Yield (%)	71%				71%	80%	81%	78%	80%	80%

Central Corridor*
Crude Oil Charge Input (MB/D)	471				471	445	521	517	509	498
Total Processed Inputs (MB/D)	487				487	466	538	531	526	515
Crude Oil Capacity Utilization (%)	89%				89%	86%	101%	100%	99%	97%
Clean Product Yield (%)	88%				88%	90%	88%	88%	91%	89%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	279				279	307	317	351	318	323
Total Processed Inputs (MB/D)	306				306	341	359	375	349	356
Crude Oil Capacity Utilization (%)	77%				77%	84%	87%	97%	87%	89%
Clean Product Yield (%)	93%				93%	88%	81%	85%	76%	83%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,832				1,832	1,833	2,114	2,106	2,117	2,043
Total Processed Inputs (MB/D)	1,951				1,951	1,997	2,308	2,263	2,276	2,212
Crude Oil Capacity Utilization (%)	83%				83%	84%	97%	97%	97%	94%
Clean Product Yield (%)	82%				82%	85%	84%	84%	84%	84%

REFINING (continued)

	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	191				191	202	240	230	266	234
Distillates	174				174	185	241	227	234	222
Other	91				91	80	89	88	82	85
Total	456				456	467	570	545	582	541
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	234				234	296	348	312	332	322
Distillates	248				248	261	310	297	301	292
Other	221				221	165	192	208	192	190
Total	703				703	722	850	817	825	804

Central Corridor*
Gasoline	245				245	244	260	256	267	257
Distillates	183				183	175	214	208	210	202
Other	60				60	49	67	71	51	59
Total	488				488	468	541	535	528	518
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	151				151	165	167	170	148	163
Distillates	134				134	136	124	148	116	131
Other	21				21	41	66	53	81	60
Total	306				306	342	357	371	345	354

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	821				821	907	1,015	968	1,013	976
Distillates	739				739	757	889	880	861	847
Other	393				393	335	414	420	406	394
Total	1,953				1,953	1,999	2,318	2,268	2,280	2,217

Market Indicators*
Crude and Crude Differentials ($/BBL)
WTI	45.97				45.97	54.87	59.80	56.44	56.98	57.02
Brent	50.26				50.26	63.20	68.82	61.94	63.25	64.30
LLS	48.30				48.30	62.40	66.92	60.64	60.79	62.69
ANS	51.40				51.40	64.50	68.18	63.07	64.41	65.04
WTI less Maya	4.81				4.81	(3.91)	(2.26)	(0.20)	4.06	(0.58)
WTI less WCS (settlement differential)	20.53				20.53	12.29	10.67	12.24	15.83	12.76

Natural Gas ($/MMBtu)
Henry Hub	1.88				1.88	2.89	2.51	2.33	2.35	2.52

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	4.84				4.84	1.79	12.06	11.84	6.44	8.03
East Coast Distillate less Brent	14.93				14.93	18.05	14.27	17.43	18.66	17.10
Gulf Coast
Gulf Coast Gasoline less LLS	4.97				4.97	1.58	8.18	8.24	5.48	5.87
Gulf Coast Distillate less LLS	13.86				13.86	16.41	14.28	17.22	17.62	16.38
Central Corridor
Central Gasoline less WTI	7.70				7.70	9.72	18.71	15.28	10.75	13.61
Central Distillate less WTI	17.34				17.34	24.92	22.49	21.39	22.29	22.77
West Coast
West Coast Gasoline less ANS	13.32				13.32	11.83	23.50	19.48	16.85	17.92
West Coast Distillate less ANS	17.22				17.22	16.20	21.10	18.38	21.49	19.29

Worldwide Market Crack Spread ($/BBL)**	9.82				9.82	9.77	15.24	14.60	12.45	13.01
* Based on daily spot prices, unless otherwise noted.
** Weighted average based on Phillips 66 crude capacity.

MARKETING AND SPECIALTIES

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes
Marketing and Other	471				471	138	294	440	327	1,199
Specialties	42				42	67	59	58	50	234
Income before Income Taxes	513				513	205	353	498	377	1,433

Income before Income Taxes ($/BBL)
U.S.	1.79				1.79	0.60	1.09	1.66	1.42	1.22
International	6.58				6.58	2.25	4.81	5.19	2.01	3.58

Realized Marketing Fuel Margins ($/BBL)*
U.S.	2.08				2.08	1.06	1.53	2.11	1.51	1.57
International	8.53				8.53	3.80	6.03	6.37	3.35	4.90
* See note on the use of non-GAAP measures. Also, reconciliations of income before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Other Realized Margins and Revenues not included in Marketing Fuel Margins*
Marketing and Other	117				117	131	143	168	233	675
Specialties	81				81	100	93	83	74	350
Total	198				198	231	236	251	307	1,025
* Excludes gain on dispositions and excise taxes on sales of refined petroleum products.

Equity in Earnings of Affiliates
Marketing and Other	22				22	22	28	31	45	126
Specialties	—				—	11	7	21	20	59
Total	22				22	33	35	52	65	185

Depreciation and Amortization*
Marketing and Other	20				20	21	21	21	22	85
Specialties	5				5	5	4	4	5	18
Total	25				25	26	25	25	27	103
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Marketing and Other	211				211	261	297	300	340	1,198
Specialties	31				31	36	36	39	38	149
Total	242				242	297	333	339	378	1,347
* Excludes operating and SG&A expenses of all equity affiliates.

Refined Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	984				984	1,063	1,151	1,132	1,213	1,141
Distillates	854				854	759	898	914	1,106	920
Other	—				—	—	—	—	—	—
Total	1,838				1,838	1,822	2,049	2,046	2,319	2,061

International Marketing
Gasoline	82				82	88	89	90	89	89
Distillates	183				183	181	187	185	183	184
Other	20				20	18	19	16	20	18
Total	285				285	287	295	291	292	291

Worldwide Marketing
Gasoline	1,066				1,066	1,151	1,240	1,222	1,302	1,230
Distillates	1,037				1,037	940	1,085	1,099	1,289	1,104
Other	20				20	18	19	16	20	18
Total	2,123				2,123	2,109	2,344	2,337	2,611	2,352

Foreign Currency Gains (Losses) Pre-Tax	1				1	2	(1)	—	(1)	—

Reconciliation of Marketing and Specialties Income before Income Taxes to Adjusted EBITDA
Income before income taxes	513				513	205	353	498	377	1,433
Plus:
Depreciation and amortization	25				25	26	25	25	27	103
EBITDA	538				538	231	378	523	404	1,536

Special Item Adjustments (pre-tax):
Pending claims and settlements	(37)				(37)	—	—	—	—	—
Certain tax impacts	—				—	—	—	—	(90)	(90)
Lower-of-cost-or-market inventory adjustments	12				12	—	—	—	—	—
EBITDA, Adjusted for Special Items	513				513	231	378	523	314	1,446

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	6				6	1	2	1	2	6
Proportional share of selected equity affiliates depreciation and amortization	7				7	3	2	3	3	11
Adjusted EBITDA	526				526	235	382	527	319	1,463

CORPORATE AND OTHER

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Loss before Income Taxes	(197)				(197)	(210)	(205)	(178)	(211)	(804)

Detail of Loss before Income Taxes
Net interest expense	(103)				(103)	(108)	(105)	(98)	(104)	(415)
Corporate overhead and other	(94)				(94)	(102)	(100)	(80)	(107)	(389)
Total	(197)				(197)	(210)	(205)	(178)	(211)	(804)

Net Interest Expense
Interest expense	(137)				(137)	(132)	(133)	(131)	(139)	(535)
Capitalized interest	26				26	13	18	22	24	77
Interest income	8				8	11	10	11	11	43
Total	(103)				(103)	(108)	(105)	(98)	(104)	(415)

Reconciliation of Corporate and Other Loss before Income Taxes to Adjusted EBITDA
Loss before income taxes	(197)				(197)	(210)	(205)	(178)	(211)	(804)
Plus:
Net interest expense	103				103	108	105	98	104	415
Depreciation and amortization	19				19	20	20	18	22	80
EBITDA	(75)				(75)	(82)	(80)	(62)	(85)	(309)

Adjustments (pre-tax):
None	—				—	—	—	—	—	—
Adjusted EBITDA	(75)				(75)	(82)	(80)	(62)	(85)	(309)

Foreign Currency Losses Pre-Tax	(2)				(2)	(1)	(2)	(1)	(1)	(5)

Phillips 66 Total Company Debt
Total Debt	12,963				12,963	11,298	11,439	11,925	11,763	11,763
Debt-to-Capital Ratio (%)	35%				35%	30%	30%	31%	30%	30%

Total Equity	23,639				23,639	26,745	27,306	27,092	27,169	27,169

RECONCILIATION OF CONSOLIDATED NET INCOME (LOSS) TO ADJUSTED EBITDA ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income (loss)	(2,427)				(2,427)	270	1,504	793	810	3,377
Plus:
Income tax expense (benefit)	(51)				(51)	70	325	150	256	801
Net interest expense	103				103	108	105	98	104	415
Depreciation and amortization	342				342	331	334	336	340	1,341
Phillips 66 EBITDA	(2,033)				(2,033)	779	2,268	1,377	1,510	5,934

Special Item Adjustments (pre-tax):
Impairments	3,006				3,006	—	—	853	—	853
Impairments by equity affiliates	—				—	—	—	47	—	47
Pending claims and settlements	(37)				(37)	(21)	—	—	—	(21)
Certain tax impacts	—				—	—	—	—	(90)	(90)
Lower-of-cost-or-market inventory adjustments	52				52	—	—	42	23	65
Asset dispositions	—				—	—	—	(17)	—	(17)
Phillips 66 EBITDA, Adjusted for Special Items	988				988	758	2,268	2,302	1,443	6,771

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	13				13	22	24	24	9	79
Proportional share of selected equity affiliates net interest	54				54	43	39	46	50	178
Proportional share of selected equity affiliates depreciation and amortization	256				256	234	234	238	239	945
EBITDA attributable to Phillips 66 noncontrolling interests	(94)				(94)	(89)	(102)	(105)	(95)	(391)
Phillips 66 Adjusted EBITDA	1,217				1,217	968	2,463	2,505	1,646	7,582

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms "EBITDA," "adjusted EBITDA," "realized refining margin per barrel," "realized marketing fuel margin per barrel," and "adjusted capital spending." These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measures most directly comparable to EBITDA and adjusted EBITDA are net income for consolidated company information and income before income taxes for segment information. Reconciliations of net income (loss) and income (loss) before income taxes to EBITDA and adjusted EBITDA are included in this earnings release supplemental data. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The GAAP measure most directly comparable to both realized margin per barrel measures is income before income taxes per barrel. Reconciliations of income (loss) before income taxes per barrel to realized refining margin and realized marketing fuel margin are included in this earnings release supplemental data. Adjusted capital spending is a non-GAAP financial measure that demonstrates the portion of total consolidated capital expenditures and investments funded by Phillips 66. The GAAP financial measure most comparable to adjusted capital spending is capital expenditures and investments. A reconciliation of capital expenditures and investments to adjusted capital spending is included in this earnings release supplemental data. Adjusted effective tax rate demonstrates the effective tax rate with the consideration of the tax effect on special items. The GAAP financial measure most comparable to adjusted effective tax rate is effective tax rate. A reconciliation of effective tax rate to adjusted effective tax rate is included in this earnings release supplemental data.

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Income (loss) before income taxes	(637)				(637)	(7)	258	296	61	608
Plus:
Taxes other than income taxes	19				19	15	11	12	14	52
Depreciation, amortization and impairments	492				492	50	49	49	50	198
Selling, general and administrative expenses	13				13	7	10	10	12	39
Operating expenses	194				194	233	201	208	221	863
Equity in losses of affiliates	2				2	3	3	3	2	11
Other segment (income) expense, net	(2)				(2)	6	4	(24)	(2)	(16)
Proportional share of refining gross margins contributed by equity affiliates	16				16	17	19	19	14	69
Realized refining margins	97				97	324	555	573	372	1,824

Total processed inputs (MB)	41,335				41,335	41,682	51,172	49,895	52,757	195,506
Adjusted total processed inputs (MB)	41,335				41,335	41,682	51,172	49,895	52,757	195,506

Income (loss) before income taxes ($/BBL)**	(15.41)				(15.41)	(0.17)	5.04	5.93	1.16	3.11
Realized refining margins ($/BBL)***	2.38				2.38	7.76	10.85	11.48	7.06	9.33

GULF COAST
Income (loss) before income taxes	(843)				(843)	(118)	222	184	76	364
Plus:
Taxes other than income taxes	37				37	23	16	23	11	73
Depreciation, amortization and impairments	741				741	67	68	66	70	271
Selling, general and administrative expenses	7				7	(2)	8	7	10	23
Operating expenses	492				492	384	322	345	398	1,449
Equity in (earnings) losses of affiliates	(1)				(1)	—	2	(1)	1	2
Other segment (income) expense, net	1				1	1	(5)	1	—	(3)
Proportional share of refining gross margins contributed by equity affiliates	—				—	—	—	—	—	—
Realized refining margins	434				434	355	633	625	566	2,179

Total processed inputs (MB)	64,066				64,066	65,434	77,186	74,936	76,110	293,666
Adjusted total processed inputs (MB)	64,066				64,066	65,434	77,186	74,936	76,110	293,666

Income (loss) before income taxes ($/BBL)**	(13.16)				(13.16)	(1.80)	2.88	2.46	1.00	1.24
Realized refining margins ($/BBL)***	6.76				6.76	5.44	8.20	8.34	7.45	7.42

CENTRAL CORRIDOR
Income (loss) before income taxes	(227)				(227)	77	520	408	333	1,338
Plus:
Taxes other than income taxes	17				17	13	10	10	7	40
Depreciation, amortization and impairments	469				469	33	34	34	34	135
Selling, general and administrative expenses	6				6	1	7	6	8	22
Operating expenses	136				136	145	134	125	146	550
Equity in (earnings) losses of affiliates	51				51	(84)	(133)	(69)	(45)	(331)
Other segment (income) expense, net	(3)				(3)	(2)	4	(3)	1	—
Proportional share of refining gross margins contributed by equity affiliates	113				113	267	298	269	239	1,073
Special items:
Pending claims and settlements	—				—	(21)	—	—	—	(21)
Lower-of-cost-or-market inventory adjustments	35				35	—	—	—	—	—
Realized refining margins	597				597	429	874	780	723	2,806

Total processed inputs (MB)	23,345				23,345	23,893	26,244	26,740	26,417	103,294
Adjusted total processed inputs (MB)*	44,291				44,291	41,896	48,932	48,853	48,364	188,045

Income (loss) before income taxes ($/BBL)**	(9.72)				(9.72)	3.22	19.81	15.26	12.61	12.95
Realized refining margins ($/BBL)***	13.50				13.50	10.23	17.84	15.99	14.92	14.91

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Loss before income taxes	(554)				(554)	(150)	(17)	(32)	(125)	(324)
Plus:
Taxes other than income taxes	31				31	24	21	23	17	85
Depreciation, amortization and impairments	364				364	62	63	66	62	253
Selling, general and administrative expenses	10				10	5	8	8	10	31
Operating expenses	283				283	249	249	282	363	1,143
Other segment expense, net	1				1	2	1	1	1	5
Realized refining margins	135				135	192	325	348	328	1,193

Total processed inputs (MB)	27,877				27,877	30,703	32,697	34,498	32,116	130,014
Adjusted total processed inputs (MB)	27,877				27,877	30,703	32,697	34,498	32,116	130,014

Loss before income taxes ($/BBL)**	(19.87)				(19.87)	(4.89)	(0.52)	(0.93)	(3.89)	(2.49)
Realized refining margins ($/BBL)***	4.80				4.80	6.25	9.94	10.11	10.22	9.18

WORLDWIDE
Income (loss) before income taxes	(2,261)				(2,261)	(198)	983	856	345	1,986
Plus:
Taxes other than income taxes	104				104	75	58	68	49	250
Depreciation, amortization and impairments	2,066				2,066	212	214	215	216	857
Selling, general and administrative expenses	36				36	11	33	31	40	115
Operating expenses	1,105				1,105	1,011	906	960	1,128	4,005
Equity in (earnings) losses of affiliates	52				52	(81)	(128)	(67)	(42)	(318)
Other segment (income) expense, net	(3)				(3)	7	4	(25)	—	(14)
Proportional share of refining gross margins contributed by equity affiliates	129				129	284	317	288	253	1,142
Special items:
Pending claims and settlements	—				—	(21)	—	—	—	(21)
Lower-of-cost-or-market inventory adjustments	35				35	—	—	—	—	—
Realized refining margins	1,263				1,263	1,300	2,387	2,326	1,989	8,002

Total processed inputs (MB)	156,623				156,623	161,712	187,299	186,069	187,400	722,480
Adjusted total processed inputs (MB)*	177,569				177,569	179,715	209,987	208,182	209,347	807,231

Income (loss) before income taxes ($/BBL)**	(14.44)				(14.44)	(1.22)	5.25	4.60	1.84	2.75
Realized refining margins ($/BBL)***	7.11				7.11	7.23	11.37	11.18	9.50	9.91
* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Income (loss) before income taxes divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Income before income taxes	299				299	98	203	312	303	916
Plus:
Taxes other than income taxes	2				2	2	3	3	(3)	5
Depreciation and amortization	3				3	2	3	2	3	10
Selling, general and administrative expenses	127				127	155	183	184	221	743
Equity in earnings of affiliates	—				—	(1)	(3)	(3)	(20)	(27)
Other operating revenues*	(84)				(84)	(82)	(103)	(101)	(93)	(379)
Other segment income	—				—	—	—	—	—	—
Special items:
Certain tax impacts	—				—	—	—	—	(90)	(90)
Realized marketing fuel margins	347				347	174	286	397	321	1,178

Total fuel sales volumes (MB)	167,178				167,178	164,058	186,488	188,172	213,346	752,064

Income before income taxes ($/BBL)	1.79				1.79	0.60	1.09	1.66	1.42	1.22
Realized marketing fuel margins ($/BBL)**	2.08				2.08	1.06	1.53	2.11	1.51	1.57

INTERNATIONAL
Income before income taxes	171				171	58	129	139	54	380
Plus:
Taxes other than income taxes	1				1	2	1	2	1	6
Depreciation and amortization	17				17	16	16	16	17	65
Selling, general and administrative expenses	63				63	62	61	61	65	249
Equity in earnings of affiliates	(22)				(22)	(22)	(25)	(27)	(25)	(99)
Other operating revenues*	2				2	(6)	(9)	(10)	(12)	(37)
Other segment (income) expense, net	—				—	(2)	1	1	1	1
Marketing margins	232				232	108	174	182	101	565
Less: margin for nonfuel related sales	10				10	10	12	11	11	44
Realized marketing fuel margins	222				222	98	162	171	90	521

Total fuel sales volumes (MB)	25,979				25,979	25,796	26,837	26,796	26,834	106,263

Income before income taxes ($/BBL)	6.58				6.58	2.25	4.81	5.19	2.01	3.58
Realized marketing fuel margins ($/BBL)**	8.53				8.53	3.80	6.03	6.37	3.35	4.90
* Includes other nonfuel revenues.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

ADJUSTED EFFECTIVE TAX RATE NON-GAAP RECONCILIATION

RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

EFFECTIVE TAX RATES
Income (loss) before income taxes	(2,478)				(2,478)	340	1,829	943	1,066	4,178
Special items	3,021				3,021	(21)	—	925	(67)	837
Adjusted income before income taxes	543				543	319	1,829	1,868	999	5,015

Income tax expense (benefit)	(51)				(51)	70	325	150	256	801
Special items	75				75	(4)	45	235	(20)	256
Adjusted income tax expense	24				24	66	370	385	236	1,057

Effective tax rate (%)	2.1%				2.1%	20.6%	17.8%	15.9%	24.0%	19.2%
Adjusted effective tax rate (%)	4.4%				4.4%	20.7%	20.2%	20.6%	23.6%	21.1%